                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 25, 2003
                                                  -------------------

                               SL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

       New Jersey                    1-4987                  21-0682685
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)           Identification No.)

520 Fellowship Road, Suite A114, Mount Laurel, New Jersey          08054
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (856) 727-1500
                                                   --------------

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          (Former name or former address, if changed since last report)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.
            -------------------------------------

            On November 25, 2003, SL Surface Technologies,  Inc. ("SurfTech"), a
wholly owned  subsidiary of SL  Industries,  Inc. (the  "Registrant"),  sold the operating  assets of its business to Everlast  Coatings Inc.  (the  "Purchaser")
pursuant to an Asset Purchase Agreement (the "Purchase Agreement").

            Description of Assets
            ---------------------

            SurfTech  sold the  operating  assets and  equipment of its business which is engaged in coatings and platings for equipment in the corrugated  paper and  telecommunications  industries.  The  Registrant  retained (a) the land and building and (b) specific liabilities as detailed in the Purchase Agreement.

            Consideration
            -------------

            Pursuant  to the terms of the sale,  the  consideration  paid by the
Purchaser was $600,000 in cash plus the assumption of certain  liabilities.  The consideration was determined by arms-length negotiation. Cash proceeds were used to pay severance,  closing costs and a required  contribution to a union pension plan.

            Relationship with Purchaser
            ---------------------------

            John  R.  Willey,  the  President  of  the  Purchaser, was a  former executive of SurfTech.  In connection with the sale, the Registrant entered into a ten (10) year lease with the  Purchaser for the lease of the land and building retained by the Registrant.

            Other than as described herein, the Registrant, on the one hand, and the Purchaser and its affiliates,  on the other hand,  have no common  officers, directors or control persons.

            For additional  information,  reference is made to the press release which  is  attached  hereto  as  Exhibit  99.1  and is  incorporated  herein  by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            ------------------------------------------------------------------

            (a)   Financial Statements of Business Acquired.

                  Not Applicable.

            (b)   Pro Forma Financial Information.

                  Pro forma financial  information required by this item will be filed by amendment to this Current Report on Form 8-K.

            (c)   Exhibits.

                  99.1              Press Release dated November 25, 2003.

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ITEM 9.     REGULATION FD DISCLOSURE.
            -------------------------

            On November 25, 2003, the Registrant  announced that its subsidiary,
SurfTech,  has sold the  operating  assets  of its  business  which  engaged  in coatings and  platings.  The sale  included the current  assets and equipment of
SurfTech  in  exchange  for  $600,000  in cash plus the  assumption  of  certain liabilities. For additional information,  reference is made to the press release which  is  attached  hereto  as  Exhibit  99.1  and is  incorporated  herein  by reference.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SL INDUSTRIES, INC.

Date:  November 26, 2003
                                          By:  /s/ David R. Nuzzo
                                               -------------------------------
                                               David R. Nuzzo
                                               Vice President Finance and
                                               Administration

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                                  EXHIBIT INDEX

       Exhibit No.                 Description
       -----------                 -----------

          99.1                     Press Release dated November 25, 2003

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